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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 3, 1996


                             MELVILLE CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)


       New York                    1-1011                   04-1611460
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   (State or Other        (Commission File Number)        (IRS Employer
     Jurisdiction                                         Identification
   of Incorporation)                                           No.)


     One Theall Road
      Rye, New York                                           10580
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  (Address of Principal                                     (Zip Code)
   Executive Offices)


             Registrant's telephone number, including area code:
                                (914) 925-4000


                              Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.        Other Events.
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          Melville Corporation issued a press release on June 3, 1996 announcing further actions relating to its strategic restructuring program. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1.

ITEM 7(c).     Exhibits.
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Exhibit 99.1   Press Release of Melville Corporation
               dated June 3, 1996.



                                SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MELVILLE CORPORATION


                                             /s/ Carlos Alberini
Dated: June 7, 1996                    By:_______________________
                                          Name:    Carlos Alberini
                                          Title:   Chief Financial Officer





                               INDEX TO EXHIBITS


                                                               Sequential
Exhibit No.                      Description                    Page No.
- -----------                      -----------                   ----------

Exhibit 99.1               Press Release of Melville
                           Corporation dated June 3,
                           1996.